SCHEDULE 14A
                    Proxy Statement Pursuant to Section 14(a)
            of the Securities Exchange Act of 1934 (Amendment No. __)


Filed by the Registrant                     [ ]

Filed by a Party other than the Registrant  [x]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by
       Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[X]  Soliciting Material Pursuant to ss. 240.14a-12

                                BEA Systems, Inc.
                (Name of Registrant as Specified In Its Charter)

                                  Carl C. Icahn
                                Icahn Partners LP
                          Icahn Partners Master Fund LP
                        Icahn Partners Master Fund II LP
                        Icahn Partners Master Fund III LP
                         High River Limited Partnership
                                 Barberry Corp.
                             Hopper Investments LLC
                                Icahn Offshore LP
                                Icahn Onshore LP
                           Icahn Partners Holding L.P.
                                   IPH GP LLC
                         Icahn Enterprises Holding L.P.
                           Icahn Enterprises G.P. Inc.
                                  Beckton Corp.
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rule 14a-6(i)(4) and 0-11.

    1) Title of each class of securities to which transaction applies:

    2) Aggregate number of securities to which transaction applies:

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    4) Proposed maximum aggregate value of transaction:

    5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange  Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

    2) Form, Schedule or Registration Statement No.:

    3) Filing Party:

    4) Date Filed:

     On November 5, 2007, Carl C. Icahn, Icahn Partners LP, Icahn Partners Master Fund LP, Icahn Partners Master Fund II LP, Icahn Partners Master Fund III LP, High River Limited Partnership, Barberry Corp., Hopper Investments LLC, Beckton Corp., Icahn Partners Holding, LP, IPH GP LLC, Icahn Enterprises Holdings L.P., Icahn Enterprises G.P. Inc., Icahn Onshore LP and Icahn Offshore LP filed an amendment to Schedule 13D that included Item 4 stating the following:

     On November 5, 2007, the Reporting Persons entered into a confidentiality agreement with the Issuer, which is attached hereto and is incorporated herein by reference.

     The  confidentiality  agreement  referenced  in Item 4 in the  amendment to
Schedule 13D is attached hereto as Exhibit 1.

SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS RELATED TO THE SOLICITATION OF PROXIES BY CARL C. ICAHN, KEITH MEISTER, VINCENT INTRIERI, DAVID SCHECHTER, MAYU SRIS, ICAHN PARTNERS LP, ICAHN PARTNERS MASTER FUND LP, ICAHN PARTNERS MASTER FUND II LP, ICAHN PARTNERS MASTER FUND III LP, HIGH RIVER LIMITED PARTNERSHIP, BARBERRY CORP., HOPPER INVESTMENTS LLC, BECKTON CORP., ICAHN PARTNERS HOLDING, LP, IPH GP LLC, ICAHN ENTERPRISES HOLDINGS L.P., ICAHN ENTERPRISES G.P. INC., IPH GP LLC, ICAHN PARTNERS HOLDING LP, ICAHN ONSHORE LP, ICAHN OFFSHORE LP AND CERTAIN OF THEIR RESPECTIVE AFFILIATES FROM THE STOCKHOLDERS OF BEA SYSTEMS, INC. FOR USE AT ITS ANNUAL MEETING WHEN AND IF THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION, INCLUDING INFORMATION RELATING TO THE PARTICIPANTS IN ANY SUCH PROXY SOLICITATION. WHEN AND IF COMPLETED, A DEFINITIVE PROXY STATEMENT AND A FORM OF PROXY WILL BE AVAILABLE TO STOCKHOLDERS OF BEA SYSTEMS, INC. FROM THE PARTICIPANTS AT NO CHARGE AND WILL ALSO BE AVAILABLE AT NO CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION'S WEBSITE AT HTTP://WWW.SEC.GOV.

                                                                       EXHIBIT 1

                                November 5, 2007


The Parties Listed on the Signature Page Hereto
c/o Icahn Capital Management LP
767 Fifth Avenue, 47th Floor
New York, New York 10153


Gentlemen:

     BEA Systems, Inc. (the "COMPANY") will furnish to you certain financial information about its business performance that is not publicly available in support of its public position with respect to the value of the Company, pursuant to the terms of this letter agreement. You agree that such information, together with any analyses, compilations, notes and any other written or electronic materials prepared by you which contain, reflect or are based upon such information (collectively, the "EVALUATION Material"), will be kept confidential and used only in connection with your investment in the Company; provided, however, that any Evaluation Material may be disclosed to your attorneys, employees, officers, directors and affiliates advising you with respect to your investment in the Company (it being understood that you will cause your attorneys, employees, officers, directors and affiliates to treat such Evaluation Material in a confidential manner and in accordance with the terms hereof). For purposes of this letter agreement, references herein to "you" shall mean the parties listed on the signature page hereto (other than the Company) (provided that restrictions on you shall also extend to your affiliates and to your, and your affiliates', officers, directors, advisors, and employees) "YOUR AFFILIATES" shall mean those persons or entities that are your "affiliates" as such term is defined under Rule 12b-2 of the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT").

     In the event that you are required by applicable law (including federal and state securities laws and regulations and banking laws and regulations), legal process or the requirements of any regulatory authority to disclose any Evaluation Material, you will, to the extent possible, in advance of such disclosure provide the Company with reasonably prompt notice of such requirement(s). You also agree to provide the Company, in advance of any such disclosure, with a list of any Evaluation Material you intend to disclose (and, if applicable, the text of the disclosure language itself) and to cooperate with the Company, at the Company's request and expense, to the extent it may seek to limit such disclosure, including, if requested, taking all reasonable steps to resist or narrow the scope of such required disclosure or legal process and to seek confidential treatment of any information which could be disclosed. If, in the absence of a protective order or the receipt of a waiver from the Company after a request in writing therefor is made by you (such request to be made as soon as reasonably practicable to allow the Company a reasonable amount of time to respond thereto), you are legally required to disclose Evaluation Material, you may disclose such information without liability hereunder; provided, however, that you agree that you will furnish only that portion of the Evaluation Material which you are advised by counsel is legally required.

     The term "Evaluation Material" does not include, and your obligations hereunder shall not apply to, information that (i) was or becomes available to you on a non-confidential basis from a source other than the Company provided such other source is not known by you after reasonable inquiry to be bound by a confidentiality obligation to the Company, unless such source establishes that providing such information to you is permissible under such confidentiality obligation, (ii) was or becomes generally available to the public (other than as a result of a breach by you of this letter agreement), (iii) is already in your possession, provided that such information is not known by you after reasonable inquiry to be subject to another confidentiality agreement or other obligation of secrecy to the Company or (iv) you can demonstrate has been independently developed by you without reliance on the Evaluation Material.

     It is agreed that no failure or delay in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder.

     You and the Company acknowledge that irreparable damage would occur if any of the provisions of this letter agreement were not performed in accordance with their specific terms or were otherwise breached. Accordingly, each party agrees that the other party, without prejudice to any rights to judicial relief it may otherwise have, shall be entitled to seek equitable relief, including injunction, in the event of any breach of the provisions of this letter agreement. Each party agrees that it will not oppose the granting of such relief on the basis that the other party has an adequate remedy at law. Each party agrees that it will not seek and agree to waive any requirement for the securing or posting of a bond in connection with the other party's seeking or obtaining such relief.

     You hereby confirm that you are aware that the Unites States securities laws generally prohibit any person who has material non-public information about a company from purchasing or selling securities of such company on the basis of such information or from communicating such information to any other person under circumstances in which it is reasonably foreseeable that such person may purchase or sell such securities.

     Prior to February 1, 2008, you will dispose of and destroy any Evaluation Material that you have received and shall send the Company the written certification of a duly authorized officer that all such information has been destroyed in compliance herewith. Assuming your compliance with the foregoing, this letter agreement shall terminate on February 1, 2008 (or on such later date that you comply with the foregoing). On February 1, 2008, to the extent not already publicly disclosed, the Company shall publicly disclose all material nonpublic information included in the Evaluation Material (and provide you with written notice of such disclosure). In addition, assuming you have previously complied with your obligations under the first sentence of this paragraph, we agree that you may disseminate any and all Evaluation Material at, and following, February 1, 2008. This letter agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT. EACH PARTY HERETO IRREVOCABLY AGREES THAT ANY ACTION WITH RESPECT TO THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS ARISING HEREUNDER, OR FOR RECOGNITION AND ENFORCEMENT OF ANY JUDGMENT IN RESPECT TO THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS ARISING HEREUNDER, SHALL BE BROUGHT AND DETERMINED EXCLUSIVELY IN THE DELAWARE CHANCERY COURT OR ANY STATE APPELLATE COURT THEREFROM WITHIN THE STATE OF DELAWARE (OR, IF THE U.S. FEDERAL DISTRICT COURT HAS EXCLUSIVE JURISDICTION OVER A PARTICULAR MATTER, ANY FEDERAL COURT WITHIN THE STATE OF DELAWARE). EACH PARTY HERETO ON BEHALF OF ITSELF, ITS REPRESENTATIVES AND ITS AFFILIATES HEREBY IRREVOCABLY CONSENTS TO THE EXCLUSIVE JURISDICTION AND VENUE OF SUCH COURTS.

     It is understood and agreed that if any provision contained in this letter agreement or the application thereof to you, the Company, or any other person or circumstance shall be invalid, illegal or unenforceable in any respect under any applicable law as determined by a court of competent jurisdiction, the validity, legality and enforceability of the remaining provisions contained in this letter agreement, or the application of such provision to such persons or circumstances other than those as to which it has been held invalid or unenforceable, shall remain in full force and effect and shall in no way be affected, impaired or invalidated thereby. In the case of any such invalidity, illegality or unenforceability, the parties hereto shall negotiate in good faith in an effort to agree upon a suitable and equitable substitute provision to effect the original intent of the parties.

     This letter agreement shall benefit and bind successors and assigns of you and of the Company. Any assignment of this letter agreement by you without prior written consent of the Company shall be void.

     This letter agreement (i) constitutes the entire agreement between the parties hereto with respect to the subject matter hereof, (ii) may be amended or modified only in a written instrument executed by the parties hereto, (iii) shall supersede any other prior agreement between the parties hereto with respect to the subject matter hereof and (iv) may be executed in one or more counterparts, and shall become effective when one or more counterparts have been signed by each party and delivered to the other party, including by means of facsimile, it being understood that all parties need not sign the same counterpart.

                  [remainder of page left intentionally blank]

If you are in agreement with the foregoing, please so indicate by signing and returning one copy of this letter agreement, whereupon this letter agreement will constitute our agreement with respect to the subject matter hereof.

                                       Very truly yours,

                                       BEA SYSTEMS, INC.


                                         By:  ----------------------------------
                                              Name:
                                              Title:

CONFIRMED AND AGREED TO:

                                       HIGH RIVER LIMITED PARTNERSHIP
                                       By:  Hopper Investments LLC,
                                              general partner
                                       By:  Barberry Corp., sole member

                                         By:  ----------------------------------
                                              Name:
                                              Title:


                                       HOPPER INVESTMENTS LLC
                                        By:  Barberry Corp., sole member

                                          By:  ---------------------------------
                                               Name:
                                               Title:


                                       BARBERRY CORP.

                                         By:  ----------------------------------
                                              Name:
                                              Title:


                                       ICAHN PARTNERS MASTER FUND LP

                                         By:  ----------------------------------
                                              Name:
                                              Title:


                                       ICAHN PARTNERS MASTER FUND II LP

                                         By:  ----------------------------------
                                              Name:
                                              Title:


                                       ICAHN PARTNERS MASTER FUND III LP

                                         By:  ----------------------------------
                                              Name:
                                              Title:


                                       ICAHN OFFSHORE LP

                                       By:  ------------------------------------
                                            Name:
                                            Title:


                                       ICAHN PARTNERS LP

                                       By: -------------------------------------
                                           Name:
                                           Title:


                                       ICAHN ONSHORE LP

                                       By: -------------------------------------
                                           Name:
                                           Title:


                                       ICAHN PARTNERS HOLDING LP
                                       By:  IPH GP LLC, general partner
                                       By:  Icahn Enterprises Holdings L.P.,
                                              general partner
                                       By:  Icahn Enterprises G.P. Inc.,
                                              general partner

                                         By:  ----------------------------------
                                              Name:
                                              Title:


                                       IPH GP LLC
                                       By:  Icahn Enterprises Holdings L.P.,
                                              general partner
                                       By:  Icahn Enterprises G.P. Inc.,
                                              general partner

                                         By:  ----------------------------------
                                              Name:
                                              Title:


                                       ICAHN ENTERPRISES HOLDINGS L.P.
                                       By:  Icahn Enterprises G.P. Inc.,
                                              general partner

                                         By:  ----------------------------------
                                              Name:
                                              Title:


                                       ICAHN ENTERPRISES G.P. INC.

                                         By: -----------------------------------
                                             Name:
                                             Title:


                                       BECKTON CORP.

                                        By:  -----------------------------------
                                             Name:
                                             Title:


                                       -----------------------------------------
                                       CARL C. ICAHN